Exhibit 13.1

CERTIFICATION

PURSUANT TO 18 USC. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jérôme Caille, as Chief Executive Officer of Adecco S.A. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Annual Report on Form 20-F for the period ending December 28, 2003, as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2004	By:	/s/ JÉRÔME CAILLE
	Name: Title:	Jérôme Caille Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Adecco S.A. and will be retained by Adecco S.A. and furnished to the Securities and Exchange Commission or its staff upon request.